11. SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Dec. 31, 2017	Mar. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Management has evaluated events subsequent to December 31, 2017 through the date that the accompanying condensed consolidated financial statements were filed with the Securities and Exchange Commission for transactions and other events which may require adjustment of and/or disclosure in such financial statements.

Warrant Exercises – Subsequent to December 31, 2017, sixteen investors that participated in the October 2017 public offering exercised 852,700 warrants for aggregate cash proceeds to us of $937,970 before expenses.

ATM Sales – Subsequent to December 31, 2017, we sold common stock under our Common Stock Sales Agreement with H.C. Wainwright (see Note 6) and from those sales raised net proceeds of $454,654 (after deducting $14,123 in commissions to H.C. Wainwright and $1,998 in other offering expenses), utilizing the sales agreement through the sale of 340,000 shares at an average price of $1.34 per share of net proceeds.

Restricted Stock Unit (“RSU”) Issuances – In January 2018, 46,125 RSUs held by our executives were exchanged into the same number of shares of our common stock. As our executives elected to net settle a portion of their RSUs in exchange for the Company paying the related withholding taxes on the share issuance, 26,157 of the RSUs were cancelled, and we issued a net 19,968 shares to our executives.

Management has evaluated events subsequent to March 31, 2017 through the date that the accompanying consolidated financial statements were filed with the Securities and Exchange Commission for transactions and other events which may require adjustment of and/or disclosure in such financial statements.

In April 2017, we agreed with two individual investors to exchange 11,497 restricted shares for the cancellation of 22,993 warrants.

In April 2017, we issued 15,000 shares of restricted common stock at a price of $2.24 per share in payment for digital communications consulting services valued at $33,600 based on the value of the services provided.

In April 2014, we terminated a previously recorded but unissued share issuance of 68,000 shares under a fully vested restricted stock grant to our CEO and issued to him 32,674 shares as a net settlement of shares and the Company paid the withholding taxes associated with that share issuance in return for the cancellation of 35,326 shares. The compensation cost of that restricted stock grant had been fully recorded over prior fiscal years, therefore no expense was recorded regarding this net issuance.

In April 2017, 46,125 RSUs held by our executives were exchanged into the same number of shares of our common stock. As our executives elected to net settle a portion of their RSU’s in exchange for the Company paying the related withholding taxes on the share issuance, 23,655 of the RSUs were cancelled and we issued a net 22,470 shares to our executives.

In the period since March 31, 2017, sold 1,000 shares of common stock under our Common Stock Sales Agreement with H.C. Wainwright. We raised aggregate net proceeds of $1,903 (net of $63 in commissions to H.C. Wainwright and $133 in other offering expenses) under this agreement at an average price of $1.90 per share of net proceeds.

In June 2017, we issued options to four of our employees to purchase 34,500 shares of common stock at a price of $1.68 per share, the closing price on the date of the approval of the option grants by our compensation committee.

In June 2017, we entered into an Exchange Agreement with two institutional investors under which we issued 57,844 restricted shares in exchange for the cancellation of 77,125 warrants held by those investors. Additionally, we agreed with those investors that they would extend the expiration dates of convertible notes held by those investors from July 1, 2018 to July 1, 2019 in exchange for the reduction of the conversion price of those notes from $4.00 per share to $3.00 per share.